UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 9, 2003


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)

                                     Florida
                 (State or other jurisdiction of incorporation)


                         0-5423                                    59-1277135
                      (Commission                              (I.R.S. Employer
                      File Number)                           Identification No.)


4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida                 33410
                      (Address of principal executive offices)        (Zip Code)


                                 (561) 627-7171
               (Registrant's telephone number, including area code


                             Exhibit Index on Page 4

Item 5. Other Events

            On December 9, 2003, Dycom Industries, Inc. held a conference call, a transcript of which is attached as Exhibit 99.1, in which the Company discussed its acquisition of UtiliQuest Holdings Corp. and its acquisition of substantially all of the assets of First South Utility Construction, Inc and provided updated guidance for the second and third quarters of fiscal 2004.


Item 7. Financial Statements and Exhibits

        (C)      Exhibits

        Exhibit No.                              Description
        ----------                               -----------
        99.1                                     Transcript of conference call
                                                 of Dycom Industries, Inc. held
                                                 on December 9, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DYCOM INDUSTRIES, INC.


Date: December 12, 2003                    By:   /s/ Steven Nielsen
                                           ---------------------------
                                           Name:  Steven Nielsen
                                           Title: President and
                                           Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.     Description
----------      -----------

99.1 Transcript of conference call of Dycom Industries, Inc. held on December 9, 2003.